UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 24, 2007
ENCORE WIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1410 Millwood Road McKinney, Texas	75069

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.02. Results of Operations and Financial Condition.
     On July 24, 2007, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the second quarter of 2007. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Limitation on Incorporation by Reference:
     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
     On July 24, 2007, the Company issued an earnings release describing selected financial results of the Company for the second quarter of 2007. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Limitation on Incorporation by Reference:
     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	July 24, 2007 Earnings Release by Encore Wire Corporation regarding second quarter 2007 results.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: July 24, 2007	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President — Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit

99.1	July 24, 2007 Earnings Release by Encore Wire Corporation regarding second quarter 2007 results.